         [Pages 1-4 of the WaMu Savings Plan booklet contain information that does not constitute part of the Prospectus.]

                      WM GROUP OF FUNDS
                                  WaMu Savings

                       Plan Prospectus
                                 MARCH 1, 2004
--------------------------------------------------------------------------------
STRATEGIC ASSET MANAGEMENT PORTFOLIOS

+ Flexible Income Portfolio
-------------------------------------------------------
+ Conservative Balanced Portfolio
-------------------------------------------------------
+ Balanced Portfolio
-------------------------------------------------------
+ Conservative Growth Portfolio
-------------------------------------------------------
+ Strategic Growth Portfolio
-------------------------------------------------------

                                        FUNDS

                                        + Equity Income Fund
                                        ----------------------------------------
                                        + Growth & Income Fund
                                        ----------------------------------------
                                        + West Coast Equity Fund
                                        ----------------------------------------
                                        + Mid Cap Stock Fund
                                        ----------------------------------------
                                        + Growth Fund
                                        ----------------------------------------
                                        + Small Cap Growth Fund (formerly the
                                          Small Cap Stock Fund)
                                        ----------------------------------------
                                        + International Growth Fund
                                        ----------------------------------------
                                        + Money Market Fund
                                        ----------------------------------------

--------------------------------------------------------------------------------
                The WM Group of Funds provides a broad selection
                      of investment choices for investors.

This Prospectus describes Class 1 shares of the above-referenced Portfolios and Class A shares of the above-referenced Funds that are offered to the WaMu Savings Plan.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a crime.

                            WM   GROUP   OF   FUNDS

--------------------------------------------------------------------------------

                                C O N T E N T S

                                                  PAGE
Risk/Return Summary                                 7
  Strategic Asset Management Portfolios             8
  Equity Funds                                     13
  Money Market Fund                                20
  Summary of Principal Risks                       21
Fees and Expenses of the Portfolios and Funds      26
Description of the Portfolios and Funds            27
  Strategic Asset Management Portfolios            27
  Equity Funds                                     28
  Money Market Fund                                31
Common Investment Practices                        32
Investing in the Portfolios and Funds              39
Distribution Plan                                  39
Distribution of Income and Capital Gains           40
How NAV Is Determined                              40
Advisor and Sub-Advisors                           40
Individual Fund Managers                           42
Management Fees                                    44
Financial Highlights                               45
Appendix A                                         54

                              RISK/RETURN SUMMARY

The WM Group of Funds provides a broad range of investment choices, including asset allocation strategies available through the Portfolios. This summary identifies the investment objective, principal investment strategies and principal risks of each Portfolio and Fund. The principal investment strategies identified in this summary are not the only investment strategies available to the Portfolios and Funds, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Portfolios and Funds, please see the Statements of Additional Information (the "SAIs").

The principal investment strategies identified in this summary provide specific information about each of the Portfolios and Funds, but there are some general principles WM Advisors, Inc. ("WM Advisors") and the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, WM Advisors and the sub-advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors and the sub-advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, and the credit quality of individual issuers.

The discussion of each Portfolio's and Fund's principal investment strategies includes some of the principal risks of investing in such a Portfolio or Fund. You can find additional information about each Portfolio and Fund, including a more detailed description of these and other principal risks of an investment in each Portfolio or Fund, under "Summary of Principal Risks". Investments mentioned in the summary and described in greater detail under "Common Investment Practices" below appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Portfolios and Funds, and the related risks, before you invest.

Below the description of each Portfolio or Fund is a bar chart showing how the investment returns of its shares have varied over the past ten years, or for the period since the Portfolio or Fund began if it is less than ten years old or greater than one year. The bar chart is intended to provide some indication of the volatility of the Portfolio's or Fund's returns. The performance table following each bar chart shows how average annual total returns of the Portfolio or Fund compare to returns of a broad-based securities market index for the last one, five and ten years (or, in the case of a newer Portfolio or Fund, since inception of the Portfolio, Fund or Class). Performance shown does not reflect sales charges, as no sales charges are assessed on purchases of the Portfolios or Funds by the WaMu Savings Plan. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

There can be no assurance that any Portfolio or Fund will achieve its objective. It is possible to lose money by investing in the Portfolios and Funds. An investment in a Portfolio or Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

--------------------------------------------------------------------------------
                           FLEXIBLE INCOME portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain funds of WM Variable Trust Funds (and the WM High Yield
Fund), some of which are managed similarly to the Funds described in this Prospectus. This Portfolio generally invests no more than 30% of its net assets in the Equity Funds.


The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, High Yield and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth and Small Cap Stock Funds.


The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.


The Portfolio shares the principal risks of each Fund in which it invests, as well as portfolio risk.

                              YEARLY performance*

[Flexible Income Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             11.75
1999                                                                              8.58
2000                                                                              5.79
2001                                                                              4.84
2002                                                                              2.14

Sales charges do not apply to WaMu Savings Plan purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 6.14% (for the quarter ended 12/31/98), and the lowest was -1.00% (for the quarter ended 9/30/01).

                               PERFORMANCE TABLE*

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                          ONE YEAR   FIVE YEARS      (9/9/97)
------------------------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                                2.14%       6.57%          6.63%
------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX**                         10.27%       7.54%          7.93%
------------------------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK***                                     3.79%       5.92%          6.54%
------------------------------------------------------------------------------------------------------

  * This Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.
 ** This index is intended to represent the fixed-income market as a whole.
*** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed income allocations. The benchmark's allocations are 20% in the Standard and Poor's 500 Index (an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market) and 80% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                        CONSERVATIVE BALANCED portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain funds of WM Variable Trust Funds (and the WM High Yield
Fund), some of which are managed similarly to the Funds described in this Prospectus. This Portfolio invests between 40% and 80% of its net assets in a combination of the Fixed-Income Funds and the Money Market Fund and between 20% and 60% of its net assets in the Equity Funds.


The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, High Yield and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock and International Growth Funds.


The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.


The Portfolio shares the principal risks of each of the funds it invests in, as well as portfolio risk.

                              YEARLY performance*

[Conservative Balanced Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                              1.89
2000                                                                              5.03
2001                                                                              2.40
2002                                                                             -2.26

Sales charges do not apply to WaMu Savings Plan purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the period shown above, the highest quarterly return was 3.05% (for the quarter ended 9/30/00), and the lowest was -0.86% (for the quarter ended 12/31/00).

                               PERFORMANCE TABLE*

-----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                          ONE YEAR      (4/23/98)
-----------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                                -2.26%         2.37%
-----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX**                                  -22.10%        -3.58%
-----------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX***                         10.27%         7.63%
-----------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK****                                    -2.68%         3.15%
-----------------------------------------------------------------------------------------

   * The Portfolio's performance through December 31, 2002 has benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.
  ** This index represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.
 *** This index is intended to represent the U.S. fixed-income market as a whole.
**** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed income allocations. The benchmark's allocations are 40% in the Standard and Poor's 500 Index and 60% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                               BALANCED portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their investments among certain funds of WM Variable Trust (and the WM High Yield
Fund), some of which are managed similarly to the Funds described in this Prospectus. This Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in the Fixed-Income Funds.

The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, High Yield and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Growth, Small Cap Stock, Mid Cap Stock and International Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes, bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests, as well as portfolio risk.
                              YEARLY performance*
[Balanced Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             17.18
1999                                                                             27.71
2000                                                                              0.49
2001                                                                              0.13
2002                                                                             -8.78

Sales charges do not apply to WaMu Savings Plan purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 15.37% (for the quarter ended 12/31/99), and the lowest was -8.44% (for the quarter ended 9/30/02).
                               PERFORMANCE TABLE*

-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR   FIVE YEARS      (6/3/97)
-----------------------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                              -8.78%       6.55%          6.73%
-----------------------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX***                               -22.10%      -0.59%          2.08%
-----------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX**                        10.27%       7.54%          8.14%
-----------------------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK****                                  -9.15%       2.66%          4.50%
-----------------------------------------------------------------------------------------------------

   * The Portfolio's performance through December 31, 1999 benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.
  ** This index is intended to represent the U.S. fixed-income market as a whole.
 *** This index represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.
**** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 60% in the Standard & Poor's 500 Index and 40% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                         CONSERVATIVE GROWTH portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain funds of WM Variable Trust Funds (and the WM High Yield
Fund), some of which are managed similarly to the Funds described in this Prospectus. This Portfolio generally invests at least 60% of its net assets in the Equity Funds.

The Portfolio may invest up to 30% of its assets in each of the Short Term Income, U.S. Government Securities, Income, High Yield and Money Market Funds. It may also invest up to 40% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock Growth, Small Cap Stock and International Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests, as well as portfolio risk.


                     YEARLY performance*
[Conservative Growth Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             19.91
1999                                                                             39.36
2000                                                                             -2.49
2001                                                                             -3.56
2002                                                                            -15.52

Sales charges do not apply to WaMu Savings Plan purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 21.54% (for the quarter ended 12/31/99), and the lowest was -12.83% (for the quarter ended 9/30/01).

                               PERFORMANCE TABLE*

-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR   FIVE YEARS      (6/3/97)
-----------------------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                              -15.52%      5.83%           6.11%
-----------------------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX                                   -22.10%     -0.59%           2.08%
-----------------------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK***                                   -15.63%      1.04%           3.29%
-----------------------------------------------------------------------------------------------------

  * The Portfolio's performance through December 31, 1999 benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.
 ** This index represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.
*** This index is intended to represent the U.S. equity market as a whole. *** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 80% in the Standard & Poor's 500 Index and 20% in the Lehman Brothers Aggregate Bond Index (an index intended to represent the U.S. fixed-income market as a whole).

--------------------------------------------------------------------------------
                           STRATEGIC GROWTH portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer the potential for a higher level of capital growth and corresponding levels of principal risk.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain funds of WM Variable Trust (and the WM High Yield Fund), some of which are managed similarly to the Funds described in this Prospectus. This Portfolio generally invests at least 75% of its net assets in the Equity Funds.

The Portfolio may invest up to 25% of its assets in each of the High Yield, Short Term Income and Money Market Funds. It may also invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock and International Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests, as well as portfolio risk.

                              YEARLY performance*

[Strategic Growth Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             26.19
1999                                                                             47.95
2000                                                                             -3.73
2001                                                                             -6.25
2002                                                                            -20.53

Sales charges do not apply to WaMu Savings Plan purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 25.82% (for the quarter ended 12/31/99), and the lowest was -19.07% (for the quarter ended 9/30/01).

                               PERFORMANCE TABLE*

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (6/3/97)
----------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                             -20.53%         6.66%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX**                                -22.10%         2.08%
----------------------------------------------------------------------------------------

 *The Portfolio's performance through December 31, 1999 benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. **This index represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.

--------------------------------------------------------------------------------
                               EQUITY INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, ADRS and EDRS, MORTGAGE-BACKED SECURITIES, REPURCHASE AGREEMENTS and REIT SECURITIES.

In selecting investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk
- Liquidity Risk

- Management Risk

- Smaller Company Risk

                      YEARLY performance of Class A Shares
[Equity Income Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1993                                                                              9.27
1994                                                                             -2.13
1995                                                                             31.18
1996                                                                             13.60
1997                                                                             19.89
1998                                                                              6.93
1999                                                                              4.83
2000                                                                             14.64
2001                                                                              7.41
2002                                                                            -12.82
2003                                                                             29.22

Sales charges do not apply to WaMu Savings Plan purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 15.72% (for the quarter ended 6/30/03), and the lowest was -14.83% (for the quarter ended 9/30/02).

                               PERFORMANCE TABLE

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     PAST        PAST        PAST
(FOR PERIODS ENDED DECEMBER 31, 2003)                          ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------------------------------------------------------
 CLASS A SHARES                                                 29.22%       7.78%      10.52%
------------------------------------------------------------------------------------------------
 STANDARD & POOR'S ("S&P") 500 INDEX*                           28.68%      -0.59%      11.07%
------------------------------------------------------------------------------------------------
 S&P 500/BARRA VALUE INDEX**                                    31.79%       1.95%      10.55%
------------------------------------------------------------------------------------------------

 *This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. **This index is constructed by ranking the securities in the S&P 500 Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500 Index.

--------------------------------------------------------------------------------
                              GROWTH & INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide long-term capital growth. Current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks. In selecting investments for the Fund, WM Advisors looks for common stocks that it believes are currently undervalued and whose issuers WM Advisors believes have the potential to increase earnings over time. WM Advisors seeks out companies that it believes have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                      YEARLY performance of Class A Shares

                        [Growth & Income Fund Bar Graph]


                                                       Annual Return
                                                       -------------
                              1993                          6.83%
                              1994                          2.58%
                              1995                         33.15%
                              1996                         22.28%
                              1997                         29.52%
                              1998                         14.41%
                              1999                         18.26%
                              2000                          1.53%
                              2001                         -3.28%
                              2002                        -20.37%
                              2003                         26.15%


Sales charges do not apply to WaMu Savings Plan purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 21.33% (for the quarter ended 12/31/98), and the lowest was -16.09% (for the quarter ended 9/30/02).
                               PERFORMANCE TABLE

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     PAST        PAST        PAST
(FOR PERIODS ENDED DECEMBER 31, 2003)                          ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------------------------------------------------------
 CLASS A SHARES                                                26.15%..      3.13%      11.18%
------------------------------------------------------------------------------------------------
 S&P 500 INDEX*                                                28.68%..     -0.57%      11.07%
------------------------------------------------------------------------------------------------

*This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.

--------------------------------------------------------------------------------
                             WEST COAST EQUITY fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington. The Fund's investments may include REIT SECURITIES.

In selecting investments for the Fund, WM Advisors looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Geographic Concentration Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                     YEARLY performance of Class A Shares*

                          [West Coast Fund Bar Graph]

                                                         Annual Return
                                                         -------------
                             1993                            2.50%
                             1994                           -1.42%
                             1995                           26.52%
                             1996                           22.56%
                             1997                           32.88%
                             1998                           22.98%
                             1999                           42.27%
                             2000                            6.65%
                             2001                            6.34%
                             2002                          -22.45%
                             2003                           41.36%


Sales charges do not apply to WaMu Savings Plan purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 45.26% (for the quarter ended 12/31/98), and the lowest was -25.14% (for the quarter ended 9/30/01).
                               PERFORMANCE TABLE*

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     PAST        PAST        PAST
(FOR PERIODS ENDED DECEMBER 31, 2003)                          ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------------------------------------------------------
 CLASS A SHARES                                                 41.36%      12.08%      16.02%
------------------------------------------------------------------------------------------------
 RUSSELL 3000 INDEX**                                           31.06%       0.37%      10.78%
------------------------------------------------------------------------------------------------

 *The Fund's performance through December 31, 1997 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
**This index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

--------------------------------------------------------------------------------
                               MID CAP STOCK fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 Index at the time of purchase. In selecting investments for the Fund, WM Advisors looks for equity investments in companies which have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

In determining whether securities should be sold, WM Advisors considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Management Risk

- Smaller Company Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

                      YEARLY performance of Class A Shares
[Mid Cap Stock Fund Bar Graph]

                                                                             Annual Return
2001                                                                                 10.69
2002                                                                                -10.48
2003                                                                                 26.78

Sales charges do not apply to WaMu Savings Plan purchases and are not included in the returns shown in the bar chart above or in the performance table below. During the periods shown above, the highest quarterly return was 13.83% (for the quarter ended 12/31/01), and the lowest was -13.58% (for the quarter ended 9/30/02).
                               PERFORMANCE TABLE

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2003)                         ONE YEAR      (3/1/00)
----------------------------------------------------------------------------------------
 CLASS A SHARES                                                26.78%        14.65%
----------------------------------------------------------------------------------------
 S&P MIDCAP 400 INDEX*                                         35.62%         6.70%
----------------------------------------------------------------------------------------

*This is an unmanaged index of the common stocks of 400 mid-size companies, selected on the basis of market capitalization, liquidity and industry representation.

--------------------------------------------------------------------------------
                                  GROWTH fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks, including FOREIGN INVESTMENTS, that, in the opinion of WM Advisors or a sub-advisor, offer potential for growth. The Fund may also invest in commercial paper and preferred stock.

In selecting investments for the Fund, the Fund's three sub-advisors look for individual companies that they believe have exceptional potential for growth. WM Advisors will determine the proportion of the Fund's assets to be managed by each sub-advisor. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams. In addition, the sub-advisors may consider broad macroeconomic indicators in making investment decisions for the Fund.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                     YEARLY performance of Class A Shares*
[GROWTH FUND BAR GRAPH]

                                                                             Annual Return
1994                                                                                  0.65
1995                                                                                 36.25
1996                                                                                 16.92
1997                                                                                  9.78
1998                                                                                 57.10
1999                                                                                 94.42
2000                                                                                -22.00
2001                                                                                -29.45
2002                                                                                -31.82
2003                                                                                 27.68

Sales charges do not apply to WaMu Savings Plan purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 42.69% (for the quarter ended 12/31/99), and the lowest was -24.11% (for the quarter ended 3/31/01).

                               PERFORMANCE TABLE*

-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2003)                         ONE YEAR   FIVE YEARS      (4/5/93)
-----------------------------------------------------------------------------------------------------
 CLASS A SHARES                                                27.68%      -1.41%          9.92%
-----------------------------------------------------------------------------------------------------
 RUSSELL 1000 GROWTH INDEX**                                   29.75%      -5.11%          9.21%
-----------------------------------------------------------------------------------------------------

 *The Fund's performance through December 31, 2000 has benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. **This index represents the performance of those companies in the Russell 1000
  Growth Index (the 1,000 largest companies included in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
                             SMALL CAP GROWTH fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund (formerly the "Small Cap Stock Fund") seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index.

In selecting investments for the Fund, WM Advisors looks for individual companies that it believes offer potential for organic growth. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams, products and services. The broad evaluation of a particular sector and market trends are also considered in the analysis of a company's potential. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000 Index.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk
- Management Risk

- Smaller Company Risk

                      YEARLY performance of Class A Shares
[SMALL CAP GROWTH FUND BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -0.34
1995                                                                             32.26
1996                                                                              8.50
1997                                                                             12.63
1998                                                                              4.94
1999                                                                             71.61
2000                                                                            -11.53
2001                                                                            -13.15
2002                                                                            -47.41
2003                                                                             69.47

Sales charges do not apply to WaMu Savings Plan purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 54.03% (for the quarter ended 12/31/99), and the lowest was -41.28% (for the quarter ended 9/30/01).

                               PERFORMANCE TABLE

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST        PAST
(FOR PERIODS ENDED DECEMBER 31, 2003)                         ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------------------------------------------------------------
 CLASS A SHARES                                                69.47%      3.28%        7.10%
-----------------------------------------------------------------------------------------------
 RUSSELL 2000 GROWTH INDEX*                                    48.54%      0.86%        5.43%
-----------------------------------------------------------------------------------------------

*This index measures the performance of those companies in the Russell 2000
 Index (the 2,000 smallest companies included in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
                           INTERNATIONAL GROWTH fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities of foreign issuers, including issuers located in developing or emerging market countries. The Fund may also use STRATEGIC TRANSACTIONS (derivatives) such as FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

In selecting investments for the Fund, Capital Guardian Trust Company ("Capital Guardian"), the Fund's sub-advisor, seeks to identify foreign stocks that have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in which decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                      YEARLY performance of Class A Shares
[International Growth Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -1.31
1995                                                                              4.87
1996                                                                              8.02
1997                                                                             -2.49
1998                                                                              4.08
1999                                                                             49.91
2000                                                                            -21.15
2001                                                                            -18.72
2002                                                                            -15.61
2003                                                                             33.88

Sales charges do not apply to WaMu Savings Plan purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 29.06% (for the quarter ended 12/31/99), and the lowest was -20.20% (for the quarter ended 9/30/02).


                               PERFORMANCE TABLE

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST        PAST
(FOR PERIODS ENDED DECEMBER 31, 2003)                         ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------------------------------------------------------------
 CLASS A SHARES                                                33.33%      1.57%        2.06%
-----------------------------------------------------------------------------------------------
 MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX*              39.01%      0.17%        4.68%
-----------------------------------------------------------------------------------------------

*This index includes stock markets of Europe, Australasia and the Far East weighted by capitalization and represents the equity markets of 21 countries.

--------------------------------------------------------------------------------
                               MONEY MARKET fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to maximize current income while preserving capital and maintaining liquidity.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high-quality money market instruments, which may include U.S. GOVERNMENT SECURITIES, corporate obligations, FLOATING AND VARIABLE RATE SECURITIES, MUNICIPAL OBLIGATIONS, U.S. dollar denominated FOREIGN INVESTMENTS, ASSET-BACKED SECURITIES, REPURCHASE AGREEMENTS, and WHEN-ISSUED SECURITIES and DELAYED-DELIVERY TRANSACTIONS.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Foreign Investment Risk

- Liquidity Risk

- Management Risk

- Money Market Risk

                      YEARLY performance of Class A Shares
[Money Market Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             3.47
1995                                                                             5.33
1996                                                                             4.88
1997                                                                             5.04
1998                                                                             5.00
1999                                                                             4.56
2000                                                                             6.01
2001                                                                             3.65
2002                                                                             1.31
2003                                                                             0.70

During the periods shown above, the highest quarterly return was 1.56% (for the quarter ended 12/31/00), and the lowest was 0.15% (for the quarters ended 8/30/02 and 12/31/03).


                               PERFORMANCE TABLE

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST        PAST
(FOR PERIODS ENDED DECEMBER 31, 2003)                         ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------------------------------------------------------------
 CLASS A SHARES                                                0.70%       3.23%        3.98%
-----------------------------------------------------------------------------------------------
 CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX*                   1.07%       3.76%        4.32%
-----------------------------------------------------------------------------------------------

* This is an unmanaged index that measures the performance of 3-month U.S. Treasury bills currently available in the marketplace.

                           SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio or Fund changes with the value of the investments held by that Portfolio or Fund. Many factors can affect that value, and it is possible that you may lose money on investments in the Portfolios and Funds. Factors that may affect a particular Portfolio or Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. Funds that are not offered by this Prospectus, but are investments of the Portfolios, are also discussed in this section. All Portfolios and Funds are subject to principal risks. These risks can change over time, because the types of investments made by the Portfolios and Funds can change over time. Investments mentioned in this summary and described in greater detail under "Description of the Portfolios and Funds" or "Common Investment Practices" appear in BOLD TYPE. Those sections also include more information about the Portfolios and Funds, their investments and the related risks.

+ MARKET RISK. Each of the Portfolios and Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a Fund's portfolio of securities.

   One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in a Portfolio or Fund is likely to decline because its income-producing equity or fixed-income investments are likely to be worth less.

   Even Funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality fixed-income securities, such as U.S. GOVERNMENT SECURITIES.

   Interest rate risk is generally greater for Funds that invest in fixed-income securities with longer maturities. This risk may be compounded for Funds such as the U.S. Government Securities and Income Funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES which may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable -- when interest rates are rising. Increased market risk is also likely for Funds such as the Short Term Income and Income Funds that invest in debt securities paying no interest, such as ZERO-COUPON and PAYMENT-IN-KIND SECURITIES.

   Except for the REIT Fund with respect to real estate, none of the Funds concentrates its assets in any particular industry. However, any of the Funds may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase a Fund's vulnerability to such factors.

   The Equity Funds, by investing in equity securities, such as common stock, preferred stock and convertible securities, are exposed to a separate set of market risks. Those risks include the risk of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

+ CREDIT RISK. Each of the Portfolios and Funds may be subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REITS or STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a fixed-income security or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for Funds such as the Equity Income, Growth & Income, Mid Cap Stock, Growth, Small Cap Growth, Income and High Yield Funds that may invest significantly in BELOW-INVESTMENT-GRADE SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, Income, High Yield and Money Market Funds, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

+ CURRENCY RISK.  Funds such as the REIT, Equity Income, Growth & Income, West
  Coast Equity, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, Income and High Yield Funds that invest in securities denominated in, and/or receive revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

+ FOREIGN INVESTMENT RISK. Each of the Funds that can make FOREIGN INVESTMENTS such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, Income, High Yield and Money Market Funds, may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated.

+ GEOGRAPHIC CONCENTRATION RISK. Funds such as the West Coast Equity Fund that invest significant portions of their assets in concentrated geographic areas like the northwestern United States and/or California generally have more exposure to regional economic risks than Funds making investments more broadly.

+ LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The REIT, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income and High Yield Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The REIT, Equity Income and Growth & Income Funds and Fixed-Income Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. Each Portfolio and Fund, except the Money Market Fund, may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives) or by BORROWING money to meet redemption requests. The Money Market Fund may take loan leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.

+ REAL ESTATE RISK.  Funds such as the REIT, Equity Income, Growth-Income, West
  Coast Equity, Mid Cap Stock, Short Term Income and Income Funds, which may invest a significant portion of their assets in REITs, are subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a Fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries, and may result in greater losses and volatility. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A Fund investing in REITs will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. A Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of

  1940 as amended (the "1940 Act"). The REIT Fund is especially sensitive to these risks because it normally invests at least 80% of its net assets plus borrowings for investment purposes in REIT securities.

+ DERIVATIVES RISK.  Each of the Portfolios and Funds, except the Money Market
  Fund, may, subject to the limitations and restrictions stated elsewhere in this Prospectus and the SAI, enter into STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

+ LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Portfolios and Funds may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for Funds that hold RESTRICTED SECURITIES.

+ MANAGEMENT RISK. Each Portfolio and Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Portfolios or Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Portfolios or Funds.

+ SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. The Equity Funds and the High Yield Fund generally have the greatest exposure to this risk.

+ MONEY MARKET RISK. While the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Fund may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality of issuers whose securities the Fund holds, or an increase in interest rates. In addition, investments in the Fund are still subject to the risk that inflation may erode the Fund's purchasing power over time.

+ PORTFOLIO REALLOCATION RISK. From time to time, one or more of the Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the portfolios of WM Strategic Asset Management Portfolios, LLC (the "SAM Portfolios"), as recommended by WM Advisors. These transactions will affect such Funds, since Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the SAM Portfolios own substantial portions of some Funds, a redemption or reallocation by the SAM Portfolios away from a Fund could cause the Fund's expenses to increase, and may result in a Fund's becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the SAM Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the SAM Portfolios and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the SAM Portfolios.

+ PORTFOLIO RISK. Each of the Portfolios allocates its assets among the Funds as determined by WM Advisors and in accordance with the investment restrictions discussed above. As a result, the Portfolios share the risks of each of the Funds in which they invest, which are described above.

   In particular, the Portfolios may be subject to credit risk. For instance, the Strategic Growth Portfolio can invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth and Small Cap Growth Funds and up to 25% of its assets in the High Yield Fund. Each of these Funds may invest significant amounts of its assets in BELOW-INVESTMENT-GRADE SECURITIES ("junk bonds"). The Portfolios may also be exposed to FOREIGN INVESTMENT RISK through their investments in the Mid Cap Stock, Growth, Small Cap Growth, Short Term Income, Income, International Growth or High Yield Funds. In choosing among the Portfolios, investors should understand the risks of each of the Funds and the extent to which each Portfolio invests in each Fund.

   Investing in Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Funds. See "Tax Considerations" for additional information about the tax implications of investing in the Portfolios.

   Under certain circumstances, a Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until WM Advisors determines that it is appropriate to dispose of such securities.

   The officers, trustees, advisor, distributor and transfer agent of the Portfolios serve in the same capacities for the Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to the Portfolios and the Funds. Because WM Advisors earns different fees from the Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of WM Advisors.

                            PRINCIPAL RISKS by fund

The following chart summarizes the Principal Risks of each Fund other than Market Risk, Credit Risk, Liquidity Risk, Management Risk and Portfolio Reallocation Risk, which apply to all of the Funds. The Portfolios share in the risks of each of the Funds in which they invest. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

                                 Foreign     Geographic                                          Smaller  Money
                      Currency  Investment  Concentration  Leveraging  Real Estate  Derivatives  Company  Market
                        Risk       Risk         Risk          Risk        Risk         Risk       Risk     Risk
    REIT                 X          X                          X            X            X          X
    fund

    EQUITY INCOME        X          X                          X            X            X          X
    fund

    GROWTH & INCOME      X          X                          X            X            X          X
    fund

    WEST COAST
    EQUITY               X          X             X            X            X            X          X
    fund

    MID CAP STOCK
    fund                 X          X                          X            X            X          X

    GROWTH
    fund                 X          X                          X                         X          X

    SMALL CAP GROWTH     X          X                          X                         X          X
    fund

    INTERNATIONAL
    GROWTH               X          X                          X                         X          X
    fund

    SHORT TERM
    INCOME               X          X                          X            X            X
    fund

    U.S. GOVERNMENT
    SECURITIES                                                 X                         X
    fund

    INCOME
    fund                 X          X                          X            X            X

    HIGH YIELD
    fund                 X          X                          X                         X          X

    MONEY
    MARKET                          X                                                                       X
    fund

--------------------------------------------------------------------------------

                 FEES AND EXPENSES OF THE PORTFOLIOS AND FUNDS

This table describes the fees and expenses that you may pay if you invest in shares of a Portfolio or Fund through the WaMu Savings Plan. WaMu Savings Plan purchases are not subject to initial or deferred sales charges. Each of the Funds may offer other classes of shares that are subject to different fees and expenses. For information about other classes of shares offered by the Funds, please contact WM Shareholder Services at 1-800-222-5852. The examples below are intended to help you compare the cost of investing in the Portfolios and Funds with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission, and that the Portfolio's or Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

-------------------------------------------------------------------------------------------
                                                              ANNUAL FUND
                                                          OPERATING EXPENSES
                                                      (expenses that are deducted
                                                           from Fund assets)
         ----------------------------------------------------------------------------------
                                                                                    Total
                                                                                   Annual
                                                          Service                   Fund
                                            Management    (12b-1)       Other     Operating
                                               Fees      Fees(1, 2)   Expenses    Expenses
         ----------------------------------------------------------------------------------
         Flexible Income Portfolio(2)          0.10%         0.00%      0.20%        0.30%
         Conservative Balanced Portfolio(2)    0.10          0.00       0.31         0.41
         Balanced Portfolio(2)                 0.10          0.00       0.19         0.29
         Conservative Growth Portfolio(2)      0.10          0.00       0.19         0.29
         Strategic Growth Portfolio(2)         0.10          0.00       0.22         0.32
         Equity Income Fund                    0.54          0.25       0.16         0.95
         Growth & Income Fund                  0.52          0.25       0.16         0.93
         West Coast Equity Fund                0.58          0.25       0.19         1.02
         Mid Cap Stock Fund                    0.75          0.25       0.16         1.16
         Growth Fund                           0.79          0.25       0.58         1.62
         Small Cap Growth Fund                 0.85          0.25       0.54         1.64
         International Growth Fund(3)          0.90          0.25       0.55         1.70
         Money Market Fund                     0.45          0.00       0.14         0.59

-------------------------------------------  -----------------------------------------------
                                               EXAMPLES: You would pay the following
                                             expenses on a $10,000 investment assuming
                                                 a 5% annual return and redemption
                                                    at the end of each period.
         ----------------------------------  -----------------------------------------------

                                               One      Three       Five        Ten
                                              Year      Years      Years       Years
         ----------------------------------  -----------------------------------------------
         Flexible Income Portfolio(2)         $ 31        $ 97       $169     $  381
         Conservative Balanced Portfolio(2)     42         132        230        518
         Balanced Portfolio(2)                  30          93        163        368
         Conservative Growth Portfolio(2)       30          93        163        368
         Strategic Growth Portfolio(2)          33         103        180        406
         Equity Income Fund                     97         303        525      1,166
         Growth & Income Fund                   95         296        515      1,143
         West Coast Equity Fund                104         325        563      1,248
         Mid Cap Stock Fund                    118         368        638      1,409
         Growth Fund                           165         511        881      1,922
         Small Cap Growth Fund                 167         517        892      1,944
         International Growth Fund(3)          173         536        923      2,009
         Money Market Fund                      60         189        329        738

    (1) 12b-1 fees represent servicing fees which are paid to the WM Funds Distributor, Inc. (the "Distributor"). See "Distribution Plan"
    (2) Does not include underlying Fund expenses that the Portfolios bear indirectly. Management Fees and Other Expenses have been restated to reflect current fees.
    (3) Redemptions of the International Growth Fund, including exchange redemptions, within 90 days of purchase will be subject to a redemption fee equal to 2.00% of redemption proceeds, which will be retained by the Fund. The redemption fee does not apply to redemptions of less than $10,000.
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE PORTFOLIOS AND FUNDS

This section provides a more complete description of the principal investment strategies and risks of each Portfolio and Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Portfolios and Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. Those strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Portfolios' and Funds' strategies and risks in the Statements of Additional Information ("SAIs"). Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth in this Prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

The Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return for tax-advantaged retirement and other long-term investment or savings accounts.

In order to achieve its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the funds of WM Variable Trust (and the High Yield Fund), some of which are managed similarly to the Funds described in this Prospectus. Even so, the Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Funds. WM Advisors may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Funds in accordance with its investment objective, WM Advisors' outlook for the economy and the financial markets, and the relative market valuations of the Funds.

The funds in which the Portfolios may invest are not available for direct purchase through the WaMu Savings Plan. Certain of these funds are managed in similar styles to those of the corresponding Funds described in this Prospectus; the remaining funds are also described on the following pages.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

- short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities or political subdivisions;

- other short-term fixed-income securities rated A or higher by Moody's Investors Services, Inc. ("Moody's"), Fitch Ratings ("Fitch") or Standard & Poor's ("S&P"), or if unrated, of comparable quality in the opinion of WM Advisors;

- commercial paper, including master notes;

- bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and

- repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or S&P; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; or, if no such ratings are available, the investment must be of comparable quality in the opinion of WM Advisors. In addition to purchasing shares of the funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with WM Advisors' current asset allocation strategy for the

Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. As a fundamental policy, which may not be changed without shareholder approval, each Portfolio will concentrate its investments in shares of the funds.

EQUITY FUNDS

EQUITY INCOME FUND. The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities and asset-backed securities, and may also invest up to 35% of its assets in below-investment-grade bonds (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in REITs. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH & INCOME FUND. The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 35% of its assets in below-investment-grade fixed-income securities.

WEST COAST EQUITY FUND. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region,
(ii) over 50% of their work force employed in the region or (iii) over 50% of their sales within the region, which includes Alaska, California, Idaho, Montana, Oregon and Washington. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund, which could be adversely impacted by economic trends within this six state area.

The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REITs and below-investment grade fixed-income securities.

MID CAP STOCK FUND. The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 35% of its assets in below-investment-grade fixed-income securities.

The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH FUND. The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in fixed-income securities, bonds, convertible bonds, preferred stock and convertible preferred stock, including up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

The Fund's portfolio is managed by its three sub-advisors -- Janus, Columbia, and Oppenheimer. WM Advisors will determine the portion of the Fund's assets to be managed by each of the Fund's three sub-advisors.

Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.

The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, provided that no more than 5% of its assets are invested in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

SMALL CAP GROWTH FUND (FORMERLY THE SMALL CAP STOCK FUND). The Small Cap Growth Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase. In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers provided that no more than 5% of its total assets are to be invested in securities of issuers located in developing or emerging market countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors believes that doing so will be consistent with the goal of capital appreciation.

INTERNATIONAL GROWTH FUND. The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian, the Fund's sub-advisor, believes present attractive investment opportunities. In selecting investments for the Fund, Capital Guardian, the Fund's sub-advisor, seeks to identify foreign stocks which have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends its basic value-oriented approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.

The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term fixed-income instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's or S&P, or, if unrated, of comparable quality in the opinion of the Fund's sub-advisor.

The Fund may invest up to 30% of its assets in the securities of companies in or governments of developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment-grade corporate fixed-income securities having maturities longer than one year, including Euro-currency instruments and securities.

OTHER FUNDS

THESE FUNDS ARE ELIGIBLE INVESTMENTS FOR THE PORTFOLIOS BUT ARE NOT AVAILABLE FOR DIRECT PURCHASE THROUGH THE WAMU SAVINGS PLAN. THIS PROSPECTUS DOES NOT OFFER SHARES OF THESE FUNDS.

REIT FUND. Under normal market conditions, the REIT Fund, which is advised by WM Advisors, will normally invest at least 80% of its net assets plus any borrowings for investment purposes in REIT securities. REIT securities are investments in real estate investment trusts. The Fund may also invest in U.S. government obligations, convertible securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Fund may invest up to 35% of its assets in below-investment-grade fixed-income securities. The Fund may invest in money market instruments for temporary or defensive purposes and may invest in fixed-income securities of any maturity including mortgage-backed securities, U.S. government securities and asset-backed securities. The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. While no individual Fund is intended as a complete investment program this is particularly true of the REIT Fund, which could be adversely impacted by economic trends within the real estate industry.

Among the principal risks of investing in the REIT Fund are: market risk; currency risk; foreign investment risk; leveraging risk; real estate risk; derivatives risk; smaller company risk; liquidity risk; credit risk and management risk. These risks are described in greater detail in the "Summary of Principal Risks" above.

SHORT TERM INCOME FUND. The Short Term Income Fund, which is advised by WM Advisors, maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments. Thus, duration involves WM Advisors' judgment with respect to both interest rates and expected cash flows.

The Fund will invest substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more NRSROs or, if unrated, are judged to be of comparable quality by the WM Advisors. All fixed-income securities purchased by the Fund will be investment-grade at time of purchase.

The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may invest in fixed-income securities issued by REITs.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. Investments in foreign securities are subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

Among the principal risks of investing in the Short Term Income Fund are: market risk; currency risk; leveraging risk; liquidity risk; credit risk; foreign investment risk; derivatives risk; real estate risk; and management risk. These risks are described in greater detail in the "Summary of Principal Risks" above.

U.S. GOVERNMENT SECURITIES FUND. The U.S. Government Securities Fund, which is advised by WM Advisors, invests primarily in a selection of obligations of the U.S. government and its agencies. The Fund may also invest in collateralized mortgage obligations or repurchase agreements. The Fund may not invest less than 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes. The Fund may also enter into dollar roll transactions.

Among the principal risks of investing in the U.S. Government Securities Fund are: market risk; leveraging risk; liquidity risk; credit risk; derivatives risk; and management risk. These risks are described in greater detail in the "Summary of Principal Risks" above.

INCOME FUND. The Income Fund, which is advised by WM Advisors, invests most of its assets in:

- fixed-income and convertible debt securities;

- U.S. government securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), FNMA, and FHLMC or similar government agencies or government-sponsored entities;

- commercial mortgage-backed securities;

- obligations of U.S. banks that belong to the Federal Reserve System;

- preferred stocks and convertible preferred stocks;

- the highest grade commercial paper as rated by S&P, Fitch or Moody's; and

- deposits in U.S. banks.

The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes, and may enter into dollar roll transactions. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

Among the principal risks of investing in the Income Fund are: market risk; currency risk; leveraging risk; liquidity risk; credit risk; foreign investment risk; derivatives risk; real estate risk; and management risk. These risks are described in greater detail in the "Summary of Principal Risks" above.

HIGH YIELD FUND. The High Yield Fund, which is advised by WM Advisors, invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities (including fixed-income securities, convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch Ratings or Baa by Moody's or of equivalent quality as determined by WM Advisors. The remainder of the Fund's assets may be invested in any other securities WM Advisors believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks and other equity securities. The Fund may also invest in securities of foreign issuers including those located in developing or emerging countries, and engage in hedging strategies involving options.

Among the principal risks of investing in the High Yield Fund are: market risk; currency risk; leveraging risk; liquidity risk; smaller company risk; credit risk; foreign investment risk; derivatives risk; and management risk. These risks are described in greater detail in the "Summary of Principal Risks" above.

MONEY MARKET FUND.  The Money Market Fund invests only in U.S.
dollar-denominated short-term, money market securities. The Fund will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities or instrumentalities or securities that are, or have issuers that are,

- rated by at least two NRSROs, such as S&P, Fitch or Moody's, in one of the two highest rating categories for short-term fixed-income securities,

- rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating, or

- if not so rated, are determined to be of comparable quality by WM Advisors.

A description of the rating systems of S&P, Fitch and Moody's is contained in Appendix A to this Prospectus and in the SAI. At the time of investment, no security purchased by the Fund (except U.S. government securities subject to repurchase agreements and variable rate demand notes) will have a maturity exceeding 397 days, and the Fund's average portfolio maturity will not exceed 90 days. The Fund will attempt to maintain a stable net asset value ("NAV") of $1.00, but there can be no assurance that the Fund will be able to do so.

To accomplish its objective, the Money Market Fund invests solely in money market instruments that may be included in the following six general categories:

- U.S. government securities;

- short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs;

- obligations of U.S. and foreign banks with assets of more than $500 million;

- securities issued by foreign governments, their agencies or instrumentalities or by supranational entities;

- short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and

- repurchase agreements.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about types of securities in which the Portfolios and Funds may invest (including, for this section only, the underlying funds in which the Portfolios may invest), and strategies which WM Advisors or the respective sub-advisor may employ in pursuit of that Portfolio's or Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAIs.

BELOW-INVESTMENT-GRADE SECURITIES. The Growth, Growth & Income and Income Funds may each invest up to 35% of its total assets and the REIT, Equity Income, West Coast Equity, Mid Cap Stock and Small Cap Growth Funds may each invest up to 20% of its total assets, in below-investment-grade fixed-income securities, sometimes referred to as "junk bonds." The High Yield Fund may invest all of its assets in these securities, and will generally invest at least 80% of its assets in them.

Below-investment-grade fixed-income securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this Prospectus.

BORROWING. The Portfolios and Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Mid Cap Stock, Growth, Small Cap Growth, International Growth and Short Term Income Funds, and for the Portfolios, such borrowings may not exceed 30% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, U.S. Government Securities, Income, High Yield and Money Market Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. In addition, the Money Market Fund may borrow up to 33 1/3% of its total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Portfolios and Funds.

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The Short Term Income, U.S. Government Securities, Income and High Yield Funds
may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the dollar roll transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.

Each of the REIT, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income and High Yield Funds may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).

FIXED-INCOME SECURITIES. The market value of fixed-income securities held by a Fund and, consequently, the value of the Fund's shares can be expected to vary inversely to changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. Fixed-income securities rated in the lower end of the investment-grade category (Baa or BBB) and below-investment-grade fixed-income securities may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers.

The fixed-income securities in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other fixed-income securities.

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE INVESTMENTS. The REIT, Equity Income and Growth & Income Funds and Fixed-Income Funds may purchase floating rate, inverse floating rate and variable rate securities, including participation interests therein and assignments thereof.

The Money Market Fund may purchase floating rate and variable rate obligations, including participation interests therein.

The Fixed-Income Funds may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by WM Advisors or the Fund's sub-advisors to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.

Each Fund may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating-rate obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating-rate obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The Equity and Fixed-Income Funds (with the exception of the Equity Income, Growth & Income, West Coast Equity and U.S. Government Securities Funds) may, subject to the investment limitations stated elsewhere in this Prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These Funds either enter into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

These Funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

Forward currency exchange contracts are agreements to exchange one currency for another - for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen - at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trusts' Board of Trustees or persons acting pursuant to their direction.

Each of the Funds other than the Money Market, Equity Income, Growth & Income, West Coast Equity and U.S. Government Securities Funds may invest in securities which are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.

In addition, a Fund may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, a Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollars.

While the foregoing actions are intended to protect a Fund from adverse currency movements or to allow a Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that a Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.

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

FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The REIT, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, Income and High Yield Funds may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:

- fluctuations in currency exchange rates;

- devaluation of currencies;

- future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;

- reduced availability of public information concerning issuers; and

- the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Equity Funds and the Short Term Income, Income and High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS") or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund should consider the possibly greater risk arising from the geographic concentration of their investments.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the REIT, Mid Cap Stock, Growth, Small Cap Growth, International Growth Short Term Income, U.S. Government Securities and High Yield Funds may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with the WM Advisors or the Fund's sub-advisor or sub-advisors. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory and administration fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of the Fund's sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of the Money Market Fund and up to 15% of the net assets of every other Fund may be invested in securities that are not readily marketable. Such illiquid securities may include:

- repurchase agreements with maturities greater than seven days;

- time deposits maturing in more than seven calendar days;

- to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

- certain over-the-counter options, as described in the SAI;

- certain variable rate demand notes having a demand period of more than seven days; and

- securities which are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Board of Trustees of the Portfolios and Funds.

Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income and Money Market Funds eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities (making restricted securities, in many instances, more liquid than they once were considered to be), investing in restricted securities could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, U.S. Government Securities, Income, High Yield and Money Market Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities Income and High Yield Funds may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA or FHLMC.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.

In addition, like other fixed-income securities, the value of mortgage-backed securities will generally fluctuate in response to market interest rates.

The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

Government stripped mortgage-based securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from government mortgage-backed securities. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when it wishes to do so.

In addition, the REIT, Equity Income, Growth & Income, Mid Cap Stock, Short Term Income and Income Funds may invest in non-agency mortgage-backed securities, which are similar to government mortgage-backed securities, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.

The REIT, Equity Income, Mid Cap Stock, Small Cap Growth, Short Term Income, U.S. Government Securities, Income, High Yield and Money Market Funds may purchase ASSET-BACKED SECURITIES. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

REAL ESTATE INVESTMENT TRUSTS. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, Income and High Yield Funds may invest in real estate investment trusts, known as "REITs." In addition, the REIT Fund typically invests at least 80% of its net assets plus borrowings for investment purposes in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. All of the Portfolios and Funds may invest in repurchase agreements, which are purchases of underlying fixed-income securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, each Portfolio and Fund, except the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments. It may also purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security.

Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, the Fixed-Income Funds may enter into credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. If no default or other triggering event occurs, the seller would keep the stream of payments and would have no payment obligations. Credit default swaps are subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, interest rate risk, leverage risk and management risk.

All the above are collectively referred to as "strategic transactions."

Strategic transactions may be used:

- to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;

- to protect the Fund's unrealized gains in the value of its portfolio securities;

- to facilitate the sale of such securities for investment purposes;

- to manage the effective maturity or duration of the Fund's portfolio; or

- to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Some strategic transactions may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any strategic transaction is a function of numerous variables including market conditions.

The use of strategic transactions involves special considerations and risks; for example:

- the ability of the Portfolio or Fund to utilize strategic transactions successfully will depend on the ability of WM Advisors or the sub-advisor to predict pertinent market movements;

- the risk that the other party to a strategic transaction will fail to meet its obligations to the Portfolio or Fund;

- the risk that the Portfolio or Fund will be unable to close out a strategic transaction at a time when it would otherwise do so, due to the illiquidity of the strategic transaction; and

- the risk of imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of any related portfolio positions.

Strategic transactions can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. All of the Portfolios and Funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED-DELIVERY
TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Funds. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

PORTFOLIO TRANSACTIONS AND TURNOVER. Each Portfolio's and Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates are shown under "Financial Highlights" in this Prospectus. WM Advisors and the sub-advisors will not consider a Portfolio's or Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Portfolio's or Fund's investment objectives and policies.

                     INVESTING IN THE PORTFOLIOS AND FUNDS

This Prospectus describes shares of the Portfolios and Funds available for purchase by the WaMu Savings Plan. Individual participants should refer to the investing instructions information as provided by WM Employee Benefits. Shares of the Portfolios and Funds (other than the International Growth Fund) are sold in a continuous offering at net asset value without sales charges. For each day on which a Portfolio's or Fund's net asset value is calculated, the WaMu Savings Plan transmits any orders to purchase or redeem shares to the Portfolios and Funds based on instructions from WaMu Savings Plan participants. Purchases and redemptions are affected at the net asset value next determined after receipt of a properly completed purchase or redemption order. Each Portfolio and Fund reserves the right to suspend the offering of shares at any time. The tax consequences for a participant investing in the Portfolios and Funds are dependent on rules pertaining to the WaMu Savings Plan. Redemptions of International Growth Fund shares made within 90 days of purchase may be subject to a 2% redemption fee on the proceeds. Redemptions of less than $10,000 are not subject to a redemption fee.

DISTRIBUTION PLAN

Each of the Funds has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A shares of the Fund (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, WM Funds Distributor, Inc., referred to as the Distributor in this Prospectus, receives a service fee at an annual rate of 0.25% of the average daily net assets of the class.

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

The Distributor may, from time to time, pay to dealers, in connection with retail sales or the distribution of shares of a Portfolio or Fund, material compensation in the form of promotional material or educational meetings. Salespersons, including representatives of WM Financial Services, Inc. (a subsidiary of Washington Mutual), and any other person entitled to receive any compensation for selling or servicing Portfolio or Fund shares may receive different compensation with respect to one particular class of shares over another, and may receive additional compensation or other incentives for selling Portfolio or Fund shares.

DISTRIBUTION OF INCOME AND CAPITAL GAINS

The Portfolios and Funds distribute dividends from net investment income (which is essentially interest and dividends, if any, earned from securities, minus expenses). They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Portfolio or Fund. Dividends from the net investment income of the Money Market Fund will normally be declared daily and paid monthly. Dividends from the net investment income of the Equity Income Fund will normally be declared and paid quarterly. Dividends from the net investment income of the Portfolios and the West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth, Growth & Income and International Growth Funds will normally be declared and paid annually. Each of the Portfolios and Funds normally pays capital gain distributions, if any, in June and December, respectively. Each of the Portfolios and Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that net realized capital gains and net investment income, if any, are paid at least annually.

All dividends and capital gain distributions attributable to shares owned through the WaMu Savings Plan are reinvested into additional shares of the respective Portfolio or Fund at no charge at the closing NAV on the day dividends or distributions are deducted from the Portfolio's or Fund's assets.

HOW NAV IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. Under unusual circumstances, the Money Market Fund may determine its NAV on days which the New York Stock Exchange is not opened for regular trading.

In addition, the Portfolios and Funds have adopted fair value pricing procedures and methodologies, which, among other things, generally require the Portfolios and Funds to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Portfolios and Funds.

ADVISOR AND SUB-ADVISORS

The Portfolios and Funds are managed by WM Advisors, Inc., which is referred to as WM Advisors in this Prospectus. WM Advisors' address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has delegated portfolio management responsibilities for the Growth and International Growth Funds to sub-advisors. Each Portfolio and Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors and the sub-advisors to the Funds indicated below. For more information see the SAI.

WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating each Portfolio's and Fund's investment policies (subject to the terms of this Prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors, monitoring each Portfolio's or Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Portfolios and Funds. In connection with its service as investment advisor to each Portfolio and Fund, WM Advisors may engage one or more sub-advisors to provide investment advisory services to any of the Portfolios or Funds and may replace or remove any such sub-advisor if it deems such action to be in the best interests of a Portfolio or Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Portfolio's or Fund's assets. WM Advisors is a wholly owned indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The following organizations, under the supervision of WM Advisors, act as sub-advisors to the Funds indicated below and are responsible for continuously reviewing, supervising and administering such Funds' respective investment programs:

CAPITAL GUARDIAN TRUST COMPANY, 333 South Hope Street, Los Angeles, California 90071 ("Capital Guardian") acts as sub-advisor to the International Growth Fund. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC maintains investment management relationships with several other organizations around the world. Capital Guardian had aggregate assets under management of approximately $146.1 billion as of December 31, 2003.

COLUMBIA MANAGEMENT ADVISORS, INC., 1301 Southwest Fifth Avenue, Portland, Oregon 97201 ("Columbia"), acts as one of three sub-advisors to the Growth Fund. Columbia's Portland based investment center has been in the investment management business since 1969. Columbia is a wholly owned indirect subsidiary of FleetBoston Financial Corporation, a publicly owned multi-bank holding company based in Boston, Massachusetts. For more than 30 years, Columbia's investment professionals have combined a top-down review of the environment with bottom-up research in order to construct portfolios designed to perform well in the current economy while adjusting for investment changes. Columbia serves a client base that includes institutions, public funds, commingled trust funds, retirement plans and private portfolios. As of December 31, 2003, Columbia and its affiliates had aggregate assets under management of approximately $136.8 billion.

JANUS CAPITAL MANAGEMENT LLC, 151 Detroit Street, Denver, Colorado 80206 ("Janus"), acts as one of three sub-advisors to the Growth Fund. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus has been providing investment advice to mutual funds or other large institutional clients since 1969. As of December 31, 2003, Janus' assets under management were in excess of $151.5 billion.

OPPENHEIMERFUNDS, INC. Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10018 ("Oppenheimer"), acts as one of three sub-advisors to the Growth Fund. Oppenheimer has been in the investment management business since 1960. Oppenheimer and its subsidiaries and affiliates managed more than $154.8 billion in assets as of December 31, 2003, including Oppenheimer funds with more than 5 million shareholder accounts. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

INDIVIDUAL FUND MANAGERS

WM Advisors portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance.

Randall L. Yoakum, CFA, Senior Vice President and Chief Investment Strategist of WM Advisors, has led a team of investment professionals in managing the Portfolios since February 1999. Michael D. Meighan, CFA and Vice President and Portfolio Manager of WM Advisors has been responsible for co-managing the Portfolios with Mr. Yoakum since March 2003. Prior to Mr. Yoakum's joining WM Advisors, he was Chief Investment Officer for D.A. Davidson & Co. (DADCO) for two years. From September 1994 until he joined DADCO, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years. Mr. Meighan joined WM Advisors in 1999. Prior to that, he was employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product since 1993.

Stephen Q. Spencer, CFA, First Vice President, Head of Equity Investments and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals that is responsible for the management of the Equity Funds that are not sub-advised. Mr. Spencer has had primary responsibility for the day-to-day management of the Growth & Income Fund since March 2003. Previously, Mr. Yoakum and Mr. Spencer co-managed the Growth & Income Fund since January 2000. Mr. Spencer has been employed by WM Advisors since September 1999. Prior to that, Mr. Spencer was a Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney & Co. since 1985.

Richard E. Helm, CFA, Vice President, Director and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Equity Income Fund since March 2001. He has also been responsible for the day-to-day management or the REIT Fund since March 2003. From 1999 to 2001, Mr. Helm was Vice President and Senior Portfolio Manager of Northwestern Trust and Investors Advisory Company. Mr. Helm was Vice President and Portfolio Manager of TD Asset Management Inc. from 1997 to 1999, Vice President and Portfolio Manager of Parametric Portfolio Associates from 1994 to 1995 and Vice President and Portfolio Manager of Morgan Stanley Asset Management from 1988 to 1994.

Philip M. Foreman, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the West Coast Equity Fund since 2002. Mr. Foreman has been employed by WM Advisors since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at WM Advisors, Inc. from 1991 until 1999.

Daniel R. Coleman, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Mid Cap Stock Fund since December 2001. Mr. Coleman joined WM Advisors in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/ Clyde Hill Research from 1989 until 2000.

Linda C. Olson, CFA, Vice President and Senior Portfolio Manager of the WM Advisors and has been responsible for the day-to-day management of the Small Cap Growth Fund since January 2000. She co-managed the Fund from March 1998 to January 2000. Ms. Olson has been employed by WM Advisors since 1997.

Gary J. Pokrzywinski, CFA, Senior Vice President, Head of Investments and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals in managing Fixed-Income Funds and is primarily responsible for the day-to-day management of the Income and High Yield Funds. He has managed these Funds since July 1992 and March 1998, respectively, and has been employed by the WM Advisors since 1992.

Craig V. Sosey, Vice President and Senior Portfolio Manager of WM Advisors, has been primarily responsible for the day-to-day management of the Short Term Income and U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by WM Advisors since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

Capital Guardian has been a sub-advisor for the International Growth Fund since June 1999. Capital Guardian employs a team of portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are: David I. Fisher, Harmut Giesecke, Arthur
J. Gromadzki, Richard N. Havas, Nancy J. Kyle, Christopher A. Reed, Lionel M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin. Mr. Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian as well as Vice Chairman of Capital International, Inc., Emerging Markets Growth Fund, Inc. and also a director of the Capital Group Companies, Inc. He has been employed by the Capital Group organization since 1971. Mr. Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary, Capital International K.K., and Managing Director, Asia-Pacific, Capital Group International, Inc. Mr. Giesecke, who has been with the Capital Group organization since 1972, is also a Senior Vice President and a Director of Capital International, Inc. as well as a Senior Vice President of Capital International Research, Inc. and a Vice President of Emerging Markets Growth Fund. Mr. Gromadzki is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. Mr. Gromadzki has been employed by the Capital Group organization since 1987. Mr. Havas, who has been with the Capital Group organization since 1986, is a Senior Vice President and Portfolio Manager for Capital Guardian and Capital International Limited as well as a Senior Vice President and Director of Capital Guardian (Canada), Inc. Ms. Kyle, who has been with the Capital Group organization since 1991, is a Senior Vice President and Director of Capital Guardian. Ms. Kyle is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. Mr. Reed is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin and non-U.S. equity portfolios and research responsibilities for the Japanese financial sector. Mr. Reed has been employed by the Capital Group organization since 1994. Mr. Sauvage is a Senior Vice President and Portfolio Manager for Capital Guardian and a Vice President for Capital International Research, Inc. Mr. Sauvage has been employed by the Capital Group organization since 1987. Ms. Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective, S.A., Managing Director-Europe and a Director of Capital Group International, Inc., and serves as a Director of the Capital Group, Capital International Limited and Capital International K.K. Ms. Sikorsky has been employed by the Capital Group organization since 1962. Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A., and has been employed by the Capital Group organization since 1981.

Alexander S. Macmillan III, CFA, is primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Columbia. Mr. Macmillan, a Senior Vice President and Lead Portfolio Manager for Large Cap Growth, has been employed by Columbia since 1989.

E. Marc Pinto, CFA, is primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Janus. Mr. Pinto, Portfolio Manager and Vice President, has been employed by Janus since 1994, where his duties include the management of institutional separate accounts in the Large Cap Growth discipline.

Jane Putnam, CFA, is primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Oppenheimer. Ms. Putnam, a Vice President and Portfolio Manager, joined Oppenheimer in 1994.

MANAGEMENT FEES

During their most recent fiscal years, each of the Portfolios and Funds paid management fees to WM Advisors at the following rates (not reflecting any expense waivers or reimbursements):

                                                               Fees Paid as a Percentage
FUNDS                                                                of Net Assets
----------------------------------------------------------------------------------------
Flexible Income Portfolio...................................             0.10%
Conservative Balanced Portfolio.............................             0.10%
Balanced Portfolio..........................................             0.10%
Conservative Growth Portfolio...............................             0.10%
Strategic Growth Portfolio..................................             0.10%
Equity Income Fund..........................................             0.54%
Growth & Income Fund........................................             0.52%
West Coast Equity Fund......................................             0.58%
Mid Cap Stock Fund..........................................             0.75%
Growth Fund.................................................             0.79%*
Small Cap Growth Fund.......................................             0.85%
International Growth Fund...................................             0.90%*
Money Market Fund...........................................             0.45%

(*) Including amounts paid to sub-advisor(s).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand the Portfolios' and the Funds' financial performance for the past 5 years (or, if shorter, the period of the Portfolio's or Fund's operations). Certain information reflects financial results for a single Portfolio or Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio or the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Deloitte & Touche LLP. The Independent Auditors' Reports, along with the Portfolios' and Funds' financial statements, are included in the respective Annual Reports to Shareholders, which are available upon request.

--------------------------------------------------------------------------------
  FLEXIBLE INCOME PORTFOLIO     CLASS 1 SHARES

                                                             YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2002           2001           2000           1999           1998
                                                         ------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $  12.23       $ 11.90        $ 11.86        $ 11.38         $10.23
                                                           --------       -------        -------        -------         ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income..............................        0.41(3)       0.17(3)        0.58(3)        0.58(3)        0.48(3)
    Net Realized and Unrealized Gain on Investments....       (0.15)         0.40           0.10           0.41           0.69
                                                           --------       -------        -------        -------         ------
      Total from Investment Operations.................        0.26          0.57           0.68           0.99           1.17
                                                           --------       -------        -------        -------         ------
  LESS DISTRIBUTIONS:
    Dividends from Net Investment Income...............       (0.08)        (0.15)         (0.58)         (0.50)         (0.02)
    Distributions from Net Realized Gains..............          --         (0.09)         (0.06)         (0.01)            --
                                                           --------       -------        -------        -------         ------
      Total Distributions..............................       (0.08)        (0.24)         (0.64)         (0.51)         (0.02)
                                                           --------       -------        -------        -------         ------
Net Asset Value, End of Period.........................    $  12.41       $ 12.23        $ 11.90        $ 11.86         $11.38
                                                           ========       =======        =======        =======         ======
Total Return(2)........................................       2.14%         4.84%          5.79%          8.58%         11.75%
                                                           ========       =======        =======        =======         ======
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)...............    $125,992       $90,860        $40,049        $25,846         $1,107
    Ratio of Operating Expenses to Average Net
      Assets(6)(10)....................................       0.30%         0.33%          0.31%          0.35%          0.35%
    Ratio of Net Investment Income to Average Net
      Assets...........................................       3.37%         1.43%          4.84%          5.09%          4.90%
    Portfolio Turnover Rate............................          9%            1%            14%             4%            78%
    Ratio of Operating Expenses to Average Net Assets
      Without Fee Waivers, Expenses Reimbursed and Fees
      Reduced by Credits Allowed by the
      Custodian(10)....................................       0.30%         0.33%          0.31%          0.41%          1.51%

Footnotes appear on page 53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------
  CONSERVATIVE BALANCED PORTFOLIO     CLASS 1 SHARES

                                                             YEAR           YEAR           YEAR           YEAR          PERIOD
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2002           2001           2000           1999         1998(11)
                                                         ------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $  10.04       $   9.90       $   9.90       $  10.42       $ 10.00
                                                           --------       --------       --------       --------       -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income..............................        0.31(3)        0.13           0.49(3)        0.71(3)       0.56(3)
    Net Realized and Unrealized Loss on Investments....       (0.54)          0.10          (0.00)(4)      (0.52)        (0.14)
                                                           --------       --------       --------       --------       -------
      Total from Investment Operations.................       (0.23)          0.23           0.49           0.19          0.42
                                                           --------       --------       --------       --------       -------
  LESS DISTRIBUTIONS:
    Dividends from Net Investment Income...............       (0.07)                        (0.49)         (0.70)           --
    Distributions from Net Realized Gains..............       (0.01)         (0.09)         (0.00)(4)      (0.01)           --
    Distributions in Excess of Net Realized Gains......          --             --             --          (0.00)(4)        --
                                                           --------       --------       --------       --------       -------
      Total Distributions..............................       (0.08)         (0.09)         (0.49)         (0.71)           --
                                                           --------       --------       --------       --------       -------
Net Asset Value, End of Period.........................    $   9.73       $  10.04       $   9.90       $   9.90       $ 10.42
                                                           ========       ========       ========       ========       =======
Total Return(2)........................................     (2.26)%          2.40%          5.03%          1.88%         4.23%
                                                           ========       ========       ========       ========       =======
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)...............    $ 20,759       $ 14,221       $  8,736       $  7,206       $   829
    Ratio of Operating Expenses to Average Net
      Assets(6)(10)....................................       0.30%          0.41%          0.37%          0.35%         0.35%(1)
    Ratio of Net Investment Income to Average Net
      Assets...........................................       3.20%          1.36%          4.99%          7.07%         7.39%(1)
    Portfolio Turnover Rate............................          9%             2%            67%            17%           61%
    Ratio of Operating Expenses to Average Net Assets
      Without Fee Waivers, Expenses Reimbursed and Fees
      Reduced by Credits Allowed by the
      Custodian(10)....................................       0.41%          0.53%          0.44%          0.59%         5.37%(1)

--------------------------------------------------------------------------------
  BALANCED PORTFOLIO     CLASS 1 SHARES

                                                             YEAR           YEAR           YEAR           YEAR          PERIOD
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2002           2001           2000           1999           1998
                                                         ------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $  13.91       $  14.50       $  14.92       $  12.20       $ 10.47
                                                           --------       --------       --------       --------       -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income..............................        0.32(3)        0.17(3)        0.41(3)        0.34(3)       0.31(3)
    Net Realized and Unrealized Gain/(Loss) on
      Investments......................................       (1.53)         (0.15)         (0.32)          2.95          1.49
                                                           --------       --------       --------       --------       -------
      Total from Investment Operations.................       (1.21)          0.02           0.09           3.29          1.80
                                                           --------       --------       --------       --------       -------
  LESS DISTRIBUTIONS:
    Dividends from Net Investment Income...............       (0.28)         (0.25)         (0.43)         (0.48)        (0.07)
    Distributions from Net Realized Gains..............          --          (0.36)         (0.08)         (0.09)           --
                                                           --------       --------       --------       --------       -------
      Total Distributions..............................       (0.28)         (0.61)         (0.51)         (0.57)        (0.07)
                                                           --------       --------       --------       --------       -------
Net Asset Value, End of Period.........................    $  12.42       $  13.91       $  14.50       $  14.92       $ 12.20
                                                           ========       ========       ========       ========       =======
Total Return(2)........................................     (8.78)%          0.13%          0.49%         27.71%        17.18%
                                                           ========       ========       ========       ========       =======
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)...............    $334,605       $354,082       $305,399       $170,527       $11,161
    Ratio of Operating Expenses to Average Net
      Assets(6)(10)....................................       0.29%          0.28%          0.29%          0.35%         0.35%
    Ratio of Net Investment Income to Average Net
      Assets...........................................       2.52%          1.22%          2.76%          2.70%         2.79%
    Portfolio Turnover Rate............................         22%             8%            15%            13%           33%
    Ratio of Operating Expenses to Average Net Assets
      Without Fee Waivers, Expenses Reimbursed and Fees
      Reduced by Credits Allowed by the
      Custodian(10)....................................       0.29%          0.28%          0.29%          0.35%         0.54%

Footnotes appear on page 53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------
  CONSERVATIVE GROWTH PORTFOLIO     CLASS 1 SHARES

                                                             YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2002           2001           2000           1999           1998
                                                         ------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $  14.87       $  16.46       $  17.10       $  12.54       $ 10.49
                                                           --------       --------       --------       --------       -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income..............................        0.23(3)        0.17(3)        0.27(3)        0.12(3)       0.20(3)
    Net Realized and Unrealized Gain/(Loss) on
      Investments......................................       (2.51)         (0.72)         (0.69)          4.76          1.89
                                                           --------       --------       --------       --------       -------
      Total from Investment Operations.................       (2.28)         (0.55)         (0.42)          4.88          2.09
                                                           --------       --------       --------       --------       -------
  LESS DISTRIBUTIONS:
    Dividends from Net Investment Income...............       (0.41)         (0.61)         (0.07)         (0.16)        (0.03)
    Distributions from Net Realized Gains..............       (0.02)         (0.43)         (0.15)         (0.16)        (0.01)
                                                           --------       --------       --------       --------       -------
      Total Distributions..............................       (0.43)         (1.04)         (0.22)         (0.32)        (0.04)
                                                           --------       --------       --------       --------       -------
Net Asset Value, End of Period.........................    $  12.16       $  14.87       $  16.46       $  17.10       $ 12.54
                                                           ========       ========       ========       ========       =======
Total Return(2)........................................    (15.52)%        (3.56)%        (2.49)%         39.36%        19.91%
                                                           ========       ========       ========       ========       =======
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)...............    $229,564       $309,608       $293,442       $155,790       $10,072
    Ratio of Operating Expenses to Average Net
      Assets(6)(10)....................................       0.29%          0.28%          0.28%          0.35%         0.35%
    Ratio of Net Investment Income to Average Net
      Assets...........................................       1.77%          1.11%          1.59%          0.85%         1.79%
    Portfolio Turnover Rate............................         19%             7%            13%            12%           35%
    Ratio of Operating Expenses to Average Net Assets
      Without Fee Waivers, Expenses Reimbursed and Fees
      Reduced by Credits Allowed by the
      Custodian(10)....................................       0.29%          0.28%          0.28%          0.36%         0.57%

--------------------------------------------------------------------------------
  STRATEGIC GROWTH PORTFOLIO     CLASS 1 SHARES

                                                             YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2002           2001           2000           1999           1998
                                                         ------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $  16.45       $  18.61       $  19.59       $ 13.46        $ 10.70
                                                           --------       --------       --------       -------        -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income..............................        0.15(3)        0.16(3)        0.13(3)       0.05(3)        0.17(3)
    Net Realized and Unrealized Gain/(Loss) on
      Investments......................................       (3.47)         (1.27)         (0.84)         6.35           2.63
                                                           --------       --------       --------       -------        -------
      Total from Investment Operations.................       (3.32)         (1.11)         (0.71)         6.40           2.80
                                                           --------       --------       --------       -------        -------
  LESS DISTRIBUTIONS:
    Dividends from Net Investment Income...............       (0.54)         (0.57)         (0.11)        (0.16)         (0.03)
    Distributions from Net Realized Gains..............       (0.04)         (0.48)         (0.16)        (0.11)         (0.01)
                                                           --------       --------       --------       -------        -------
      Total Distributions..............................       (0.58)         (1.05)         (0.27)        (0.27)         (0.04)
                                                           --------       --------       --------       -------        -------
Net Asset Value, End of Period.........................    $  12.55       $  16.45       $  18.61       $ 19.59        $ 13.46
                                                           ========       ========       ========       =======        =======
Total Return(2)........................................    (20.53)%        (6.25)%        (3.73)%        47.95%         26.19%
                                                           ========       ========       ========       =======        =======
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)...............    $ 73,936       $ 97,401       $ 98,431       $35,500        $ 4,949
    Ratio of Operating Expenses to Average Net
      Assets(6)(10)....................................       0.32%          0.31%          0.30%         0.35%          0.35%
    Ratio of Net Investment Income to Average Net
      Assets...........................................       1.06%          0.95%          0.67%         0.35%          1.42%
    Portfolio Turnover Rate............................         16%             5%            12%            7%            39%
    Ratio of Operating Expenses to Average Net Assets
      Without Fee Waivers, Expenses Reimbursed and Fees
      Reduced by Credits Allowed by the
      Custodian(10)....................................       0.32%          0.31%          0.30%         0.43%          0.80%

Footnotes appear on page 53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------
  REIT FUND     CLASS A SHARES

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                 ENDED         ENDED         ENDED         ENDED         ENDED
                                                              OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                                 2003          2002          2001          2000          1999
                                                              -------------------------------------------------------------------
Net Asset Value, Beginning of Period........................   $  10.00      $   14.85     $  15.59      $  14.60      $  14.02
                                                               --------      ---------     --------      --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income...................................       0.28(3)        0.40(3)      0.48(3)       0.49(3)       0.41
    Net Realized and Unrealized Gain/(Loss) on
      Investments...........................................       2.35         (1.85)         0.37          1.42          0.61
                                                               --------      ---------     --------      --------      --------
      Total from Investment Operations......................       2.63         (1.45)         0.85          1.91          1.02
                                                               --------      ---------     --------      --------      --------
  LESS DISTRIBUTIONS:
    Dividends from Net Investment Income....................      (0.17)        (0.35)        (0.46)        (0.48)        (0.40)
    Distributions from Net Realized Capital Gains...........         --         (0.32)        (1.13)        (0.44)        (0.04)
                                                               --------      ---------     --------      --------      --------
      Total Distributions...................................      (0.17)        (0.67)        (1.59)        (0.92)        (0.44)
                                                               --------      ---------     --------      --------      --------
Net Asset Value, End of Period..............................   $  12.46      $   12.73     $  14.85      $  15.59      $  14.60
                                                               ========      =========     ========      ========      ========
Total Return(2).............................................     26.43%       (10.35)%        5.92%        13.73%         7.36%
                                                               ========      =========     ========      ========      ========
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)....................   $  3,159      $ 198,756     $211,445      $191,850      $241,746
    Ratio of Operating Expenses to Average Net Assets(6)....      1.41%(1)       0.97%        0.96%         1.05%         1.05%
    Ratio of Net Investment Income to Average Net Assets....      3.60%(1)       2.77%        3.17%         3.39%         2.61%
    Portfolio Turnover Rate.................................         7%            16%          17%           84%           45%
    Ratio of Operating Expenses to Average Net Assets
      Without Fee Waivers, Expenses Reimbursed, and/or Fees
      Reduced by Credits Allowed by the Custodian...........      1.41%(1)       0.97%        0.97%         1.05%         1.05%

--------------------------------------------------------------------------------
  EQUITY INCOME FUND     CLASS A SHARES

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                 ENDED         ENDED         ENDED         ENDED         ENDED
                                                              OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                                 2003          2002          2001          2000          1999
                                                              -------------------------------------------------------------------
Net Asset Value, Beginning of Period........................   $  12.73      $   14.85     $  15.59      $  14.60      $  14.02
                                                               --------      ---------     --------      --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income...................................       0.33(3)        0.40(3)      0.48(3)       0.49(3)       0.41
    Net Realized and Unrealized Gain/(Loss) on
      Investments...........................................       2.73         (1.85)         0.37          1.42          0.61
                                                               --------      ---------     --------      --------      --------
      Total from Investment Operations......................       3.06         (1.45)         0.85          1.91          1.02
                                                               --------      ---------     --------      --------      --------
  LESS DISTRIBUTIONS:
    Dividends from Net Investment Income....................      (0.33)        (0.35)        (0.46)        (0.48)        (0.40)
    Distributions from Net Realized Capital Gains...........         --         (0.32)        (1.13)        (0.44)        (0.04)
                                                               --------      ---------     --------      --------      --------
      Total Distributions...................................      (0.33)        (0.67)        (1.59)        (0.92)        (0.44)
                                                               --------      ---------     --------      --------      --------
Net Asset Value, End of Period..............................   $  15.46      $   12.73     $  14.85      $  15.59      $  14.60
                                                               ========      =========     ========      ========      ========
Total Return(2).............................................     24.43%       (10.35)%        5.92%        13.73%         7.36%
                                                               ========      =========     ========      ========      ========
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)....................   $268,489      $ 198,756     $211,445      $191,850      $241,746
    Ratio of Operating Expenses to Average Net Assets(6)....      0.95%          0.97%        0.96%         1.05%         1.05%
    Ratio of Net Investment Income to Average Net Assets....      2.43%          2.77%        3.17%         3.39%         2.61%
    Portfolio Turnover Rate.................................        18%            16%          17%           84%           45%
    Ratio of Operating Expenses to Average Net Assets
      Without Fee Waivers, Expenses Reimbursed, and/or Fees
      Reduced by Credits Allowed by the Custodian...........      0.95%          0.97%        0.97%         1.05%         1.05%

Footnotes appear on page 53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------
  GROWTH & INCOME FUND     CLASS A SHARES

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                 ENDED         ENDED         ENDED         ENDED         ENDED
                                                              OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                                 2003          2002          2001          2000          1999
                                                              -------------------------------------------------------------------
Net Asset Value, Beginning of Period........................   $  18.44      $   22.34     $  27.11      $  24.61      $  19.99
                                                               --------      ---------     --------      --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income...................................       0.22(3)        0.17(3)      0.10          0.06          0.09(3)
    Net Realized and Unrealized Gain/(Loss) on
      Investments...........................................       3.11         (3.68)        (3.63)         3.30          4.62
                                                               --------      ---------     --------      --------      --------
      Total from Investment Operations......................       3.33         (3.51)        (3.53)         3.36          4.71
                                                               --------      ---------     --------      --------      --------
  LESS DISTRIBUTIONS:
    Dividends from Net Investment Income....................      (0.18)        (0.03)        (0.07)        (0.03)        (0.09)
    Distributions from Net Realized Capital Gains...........         --         (0.36)        (1.17)        (0.83)        (0.00)(4)
                                                               --------      ---------     --------      --------      --------
      Total Distributions...................................      (0.18)        (0.39)        (1.24)        (0.86)        (0.09)
                                                               --------      ---------     --------      --------      --------
Net Asset Value, End of Period..............................   $  21.59      $   18.44     $  22.34      $  27.11      $  24.61
                                                               ========      =========     ========      ========      ========
Total Return(2).............................................     18.18%       (16.10)%       (13.40)%      13.95%        23.57%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)....................   $541,707      $ 475,010     $560,226      $662,086      $705,835
    Ratio of Operating Expenses to Average Net Assets(6)....      0.93%          0.94%        0.92%         0.94%         1.00%
    Ratio of Net Investment Income to Average Net Assets....      1.21%          0.79%        0.40%         0.21%         0.37%
    Portfolio Turnover Rate.................................        17%            22%          35%           35%           47%
    Ratio of Operating Expenses to Average Net Assets
      Without Fee Waivers, Expenses Reimbursed, and/or Fees
      Reduced by Credits Allowed by the Custodian...........      0.93%          0.94%        0.92%         0.94%         1.00%

--------------------------------------------------------------------------------
  WEST COAST EQUITY FUND     CLASS A SHARES

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                 ENDED         ENDED         ENDED         ENDED         ENDED
                                                              OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                                 2003          2002          2001          2000          1999
                                                              -------------------------------------------------------------------
Net Asset Value, Beginning of Period........................   $  23.73      $  28.89      $  36.23      $  32.04      $  20.37
                                                               --------      --------      --------      --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income/(Loss)............................       0.04(3)       0.02(3)       0.11          0.10(3)      (0.05)
    Net Realized and Unrealized Gain/(Loss) on
      Investments...........................................       8.37         (4.09)        (2.35)         8.22         11.72
                                                               --------      --------      --------      --------      --------
      Total from Investment Operations......................       8.41         (4.07)        (2.24)         8.32         11.67
                                                               --------      --------      --------      --------      --------
  LESS DISTRIBUTIONS:
    Dividends from Net Investment Income....................         --         (0.07)        (0.03)           --            --
    Distributions from Net Realized Capital Gains...........         --         (1.02)        (5.07)        (4.13)           --
                                                               --------      --------      --------      --------      --------
      Total Distributions...................................         --         (1.09)        (5.10)        (4.13)           --
                                                               --------      --------      --------      --------      --------
Net Asset Value, End of Period..............................   $  32.14      $  23.73      $  28.89      $  36.23      $  32.04
                                                               ========      ========      ========      ========      ========
Total Return(2).............................................     35.44%      (14.94)%       (6.55)%        28.73%        57.29%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)....................   $523,308      $375,821      $427,215      $442,253      $338,980
    Ratio of Operating Expenses to Average Net Assets(6)....      1.02%         1.05%         1.01%         1.02%         1.15%
    Ratio of Net Investment Income/(Loss) to Average Net
      Assets................................................      0.14%         0.07%         0.38%         0.27%       (0.21)%
    Portfolio Turnover Rate.................................        14%           16%           27%           42%           41%
    Ratio of Operating Expenses to Average Net Assets
      Without Fee Waivers and/or Fees Reduced by Credits
      Allowed by the Custodian..............................      1.02%         1.05%         1.01%         1.02%         1.15%

Footnotes appear on page 53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------
  MID CAP STOCK FUND     CLASS A SHARES

                                                                 YEAR          YEAR          YEAR
                                                                 ENDED         ENDED         ENDED
                                                              OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                                 2003          2002          2001
                                                              ---------------------------------------
Net Asset Value, Beginning of Period........................   $  12.39      $  13.50      $  12.58
                                                               --------      --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income/(Loss)............................       0.01(3)      (0.01)(3)     (0.03)(3)
    Net Realized and Unrealized Gain/(Loss) on
     Investments............................................       2.94         (0.60)         1.00
                                                               --------      --------      --------
      Total from Investment Operations......................       2.95         (0.61)         0.97
                                                               --------      --------      --------
  LESS DISTRIBUTIONS:
    Distributions from Net Realized Capital Gains...........         --         (0.50)        (0.05)
                                                               --------      --------      --------
      Total Distributions...................................         --         (0.50)        (0.05)
                                                               --------      --------      --------
Net Asset Value, End of Period..............................   $  15.34      $  12.39      $  13.50
                                                               ========      ========      ========
Total Return(2).............................................     23.81%         (4.86)%       7.71%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)....................   $ 38,676      $ 28,248      $  6,165
                                                               ========      ========      ========
    Ratio of Operating Expenses to Average Net Assets(6)....      1.16%         1.25%         1.36%
    Ratio of Net Investment Income/(Loss) to Average Net
     Assets.................................................      0.07%       (0.10)%       (0.25)%
    Portfolio Turnover Rate.................................        28%           27%           33%
    Ratio of Operating Expenses to Average Net Assets
     Without Fee Waivers and/or Fees Reduced by Credits
     Allowed by the Custodian...............................      1.16%         1.25%         1.36%

--------------------------------------------------------------------------------
  GROWTH FUND     CLASS A SHARES

                                                             YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                             2003           2002           2001           2000           1999
                                                         ------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $  11.47      $   15.23      $   32.78       $  29.71       $  17.64
                                                           --------      ---------      ---------       --------       --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Loss................................       (0.08)(3)      (0.10)(3)      (0.09)(3)      (0.14)(3)      (0.21)(3)
    Net Realized and Unrealized Gain/(Loss) on
      Investments......................................        2.32          (3.66)        (13.13)          7.04          14.11
                                                           --------      ---------      ---------       --------       --------
      Total from Investment Operations.................        2.24          (3.76)        (13.22)          6.90          13.90
                                                           --------      ---------      ---------       --------       --------
  LESS DISTRIBUTIONS:
    Dividends from Net Investment Income...............          --             --          (0.20)            --             --
    Distributions from Net Realized Gains..............          --             --          (4.13)         (3.83)         (1.83)
                                                           --------      ---------      ---------       --------       --------
      Total Distributions..............................          --             --          (4.33)         (3.83)         (1.83)
                                                           --------      ---------      ---------       --------       --------
Net Asset Value, End of Period.........................    $  13.71      $   11.47      $   15.23       $  32.78       $  29.71
                                                           ========      =========      =========       ========       ========
Total Return(2)........................................      19.53%       (24.69)%       (45.77)%         24.21%         84.96%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)...............    $114,757      $  94,848      $ 151,893       $341,777       $240,363
    Ratio of Operating Expenses to Average Net
      Assets(6)........................................       1.62%          1.69%          1.52%          1.30%          1.27%
    Ratio of Net Investment Loss to Average Net
      Assets...........................................     (0.66)%        (0.74)%        (0.43)%        (0.39)%        (0.84)%
    Portfolio Turnover Rate............................         71%           170%            99%            92%           119%
    Ratio of Operating Expenses to Average Net Assets
      Without Fee Waivers and/or Fees Reduced by
      Credits Allowed by the Custodian.................       1.62%          1.69%          1.52%          1.36%          1.46%

Footnotes appear on page 53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------
  SMALL CAP GROWTH FUND     CLASS A SHARES

                                                             YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                             2003           2002           2001           2000           1999
                                                         ------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $   8.21      $   13.60      $   26.67       $  19.61       $  16.25
                                                           --------      ---------      ---------       --------       --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Loss................................       (0.09)(3)      (0.14)(3)      (0.20)(3)      (0.27)(3)      (0.20)(3)
    Net Realized and Unrealized Gain/(Loss) on
      Investment.......................................        5.30          (4.28)         (9.56)         10.01           6.36
                                                           --------      ---------      ---------       --------       --------
      Total from Investment Operations.................        5.21          (4.42)         (9.76)          9.74           6.16
                                                           --------      ---------      ---------       --------       --------
  LESS DISTRIBUTIONS:
    Distributions from Net Realized Gains..............          --          (0.97)         (3.31)         (2.68)         (2.80)
                                                           --------      ---------      ---------       --------       --------
      Total Distributions..............................          --          (0.97)         (3.31)         (2.68)         (2.80)
                                                           --------      ---------      ---------       --------       --------
Net Asset Value, End of Period.........................    $  13.42      $    8.21      $   13.60       $  26.67       $  19.61
                                                           ========      =========      =========       ========       ========
Total Return(2)........................................      63.46%       (35.71)%       (40.84)%         53.57%         42.60%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)...............    $ 81,234      $  42,984      $  66,262       $132,274       $ 92,130
    Ratio of Operating Expenses to Average Net
      Assets(6)........................................       1.64%          1.68%          1.52%          1.42%          1.78%
    Ratio of Net Investment Loss to Average Net
      Assets...........................................     (0.86)%        (1.20)%        (1.03)%        (0.96)%        (1.16)%
    Portfolio Turnover Rate............................         40%            21%            46%            49%            45%
    Ratio of Operating Expenses to Average Net Assets
      Without Fee Waivers and/or Fees Reduced by
      Credits Allowed by the Custodian.................       1.64%          1.68%          1.52%          1.43%          1.94%

--------------------------------------------------------------------------------
  INTERNATIONAL GROWTH FUND     CLASS A SHARES

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                 ENDED         ENDED         ENDED         ENDED         ENDED
                                                              OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                                 2003          2002          2001          2000          1999
                                                              -------------------------------------------------------------------
Net Asset Value, Beginning of Period........................   $   6.76      $    7.61     $   10.97     $  11.14       $  8.86
                                                               --------      ---------     ---------     --------       -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income/(Loss)............................       0.03(3)       (0.02)(3)      (0.02)      (0.03)(3)      0.01(3)
    Net Realized and Unrealized Gain/(Loss) on
      Investments...........................................       1.63          (0.75)        (2.67)       (0.00)(4)      2.65
                                                               --------      ---------     ---------     --------       -------
      Total from Investment Operations......................       1.66          (0.77)        (2.69)       (0.03)         2.66
                                                               --------      ---------     ---------     --------       -------
  LESS DISTRIBUTIONS:
    Dividends from Net Investment Income....................      (0.04)         (0.08)        (0.01)       (0.14)        (0.27)
    Distributions from Net Realized Gains...................         --             --         (0.66)       (0.00)(4)     (0.11)
                                                               --------      ---------     ---------     --------       -------
      Total Distributions...................................      (0.04)         (0.08)        (0.67)       (0.14)        (0.38)
                                                               --------      ---------     ---------     --------       -------
Net Asset Value, End of Period..............................   $   8.38      $    6.76     $    7.61     $  10.97       $ 11.14
                                                               ========      =========     =========     ========       =======
Total Return(2).............................................     24.75%       (10.36)%      (25.99)%      (0.43)%        31.15%
                                                               ========      =========     =========     ========       =======
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)....................   $ 26,439      $  21,317     $  16,636     $ 28,997       $28,618
    Ratio of Operating Expenses to Average Net Assets(6)....      1.70%          1.93%         1.93%        1.78%         1.88%
    Ratio of Net Investment Income/(Loss) to Average Net
      Assets................................................      0.47%        (0.20)%       (0.25)%      (0.25)%         0.13%
    Portfolio Turnover Rate.................................        19%            25%           27%          37%          164%
    Ratio of Operating Expenses to Average Net Assets
      Without Fee Waivers, Expenses Reimbursed and/or Fees
      Reduced by Credits Allowed by the Custodian...........       1.70          1.93%         1.93%        1.78%         1.89%

Footnotes appear on page 53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------
  MONEY MARKET FUND     CLASS A SHARES

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                 ENDED         ENDED         ENDED         ENDED         ENDED
                                                              OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                                 2003          2002          2001          2000          1999
                                                              -------------------------------------------------------------------
Net Asset Value, Beginning of Period........................   $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                               --------      --------      --------      --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income...................................      0.008         0.014         0.043         0.056         0.044
    Net Realized Gain on Investments........................         --            --            --            --            --
                                                               --------      --------      --------      --------      --------
      Total from Investment Operations......................      0.008         0.014         0.043         0.056         0.044
                                                               --------      --------      --------      --------      --------
  LESS DISTRIBUTIONS:
    Dividends from Net Investment Income....................     (0.008)       (0.014)       (0.043)       (0.056)       (0.044)
    Distributions from Net Realized Gains...................         --            --            --            --            --
                                                               --------      --------      --------      --------      --------
      Total Distributions...................................     (0.008)       (0.014)       (0.043)       (0.056)       (0.044)
                                                               --------      --------      --------      --------      --------
Net Asset Value, End of Period..............................   $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                               ========      ========      ========      ========      ========
Total Return(2).............................................      0.78%         1.42%         4.40%         5.79%         4.52%
                                                               ========      ========      ========      ========      ========
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (in 000's)....................   $707,954      $689,002      $647,951      $458,368      $460,444
    Ratio of Operating Expenses to Average Net Assets(6)....      0.59%         0.59%         0.64%         0.65%         0.72%
    Ratio of Net Investment Income to Average Net Assets....      0.78%         1.41%         4.21%         5.62%         4.43%
    Ratio of Operating Expenses to Average Net Assets
      Without Fee Waivers and/or Fees Reduced by Credits
      Allowed by the Custodian..............................      0.59%         0.59%         0.64%         0.65%         0.73%

Footnotes appear on page 53
                                        52
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FOOTNOTES TO FINANCIAL HIGHLIGHTS


 (1) Annualized.
 (2) Total return is not annualized for periods less than one year. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 (3) Per share numbers have been calculated using the average shares method.
 (4) Amount represents less than $0.01 per share.
 (5) The amount shown may not be in agreement with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund or Portfolio shares.
 (6) Ratio of operating expenses to average net assets includes expenses paid indirectly.
 (7) Fiscal year end changed to October 31 from June 30.
 (8) Fiscal year end changed to October 31 from December 31.
 (9) The Fund commenced operations on March 1, 2000.
(10) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
(11) The Conservative Balanced Portfolio commenced operations on October 22, 1997, ceased operations on November 4, 1997, and re-commenced operations on April 23, 1998.
(12) Represents offering share price.

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                                   APPENDIX A

   DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

+ Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they comprise what is generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

+ A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

+ Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

+ Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

+ B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

+ Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

+ Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

+ C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

+ AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

+ BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

+ BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economic and financial conditions.

+ D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

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   DESCRIPTION OF FITCH CORPORATE BOND RATINGS

   Investment Grade

+ AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

+ AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

+ A -- High credit quality.  A ratings denote a low expectation of credit risk.
  The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

+ BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   Speculative Grade

+ BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

+ B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

+ CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

+ DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%.

   Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

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The WM Group's Statement of Additional Information (SAI) and Annual and
Semi-annual Reports to shareholders include additional information about the Portfolios and Funds. The SAI and the Independent Auditors' Reports, along with the financial statements, included in the Portfolios' and Funds' most recent Annual Reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Portfolio's and Funds' Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, or information about the WaMu Savings Plan by calling toll-free 1-800-780-3539. To obtain more information about the WM Group of Funds, please log on to www.wmgroupoffunds.com or call toll-free 1-800-222-5852.

You may review and copy information about the Portfolios and Funds, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Portfolios and Funds on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the following file numbers:

FILE NO. 811-07462

Strategic Growth Portfolio
Conservative Growth Portfolio
Balanced Portfolio
Conservative Balanced Portfolio
Flexible Income Portfolio

FILE NO. 811-00123

Equity Income Fund
Growth & Income Fund
Mid Cap Stock Fund
West Coast Equity Fund
Money Market Fund

FILE NO. 811-05775

Growth Fund
Small Cap Growth Fund
International Growth Fund